UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant x Filed by a Party other than the Registrant [ ]

Check  the  appropriate  box:

X    Preliminary  Proxy  Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[ ]  Definitive  Proxy  Statement

[ ]  Definitive  Additional  Materials

[ ]  Soliciting  Material  Pursuant  to  Sec.240.14a-12


                       ADAIR INTERNATIONAL OIL AND GAS, INC.
                  --------------------------------------------
                (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

x    No  fee  required.

[ ]  Fee  computed  on  table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)     Title  of  each  class  of  securities to which transaction applies:

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     2)     Aggregate  number  of  securities  to  which  transaction  applies:

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     3)     Per  unit  price  or  other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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
     4)     Proposed  maximum  aggregate  value  of  transaction:

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     5)     Total  fee  paid:

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[ ]  Fee  paid  previously  with  preliminary  materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)     Amount  Previously  Paid:

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     2)     Form,  Schedule  or  Registration  Statement  No.:

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     3)     Filing  Party:

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     4)     Date  Filed:

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
                      ADAIR INTERNATIONAL OIL AND GAS, INC.
                         3000 RICHMOND AVENUE, SUITE 100
                              HOUSTON, TEXAS 77098

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 26, 2002

     This Notice and the accompanying Proxy Materials and WHITE proxy card are sent by the Board of Directors of Adair International Oil and Gas, Inc. ("the Corporation") for use at the annual meeting of shareholders to be held at the Chase Center Auditorium at 601 Travis, Houston, Texas 77002, on Friday, July 26th, 2002 at 9:00 A.M local time and at any and all adjournments thereof. This solicitation is being made by mail and may also be made in person or by telephone by officers, directors and regular employees of the Corporation, and arrangements may be made with brokerage houses or other custodians, nominees and fiduciaries to send proxy material to their principals. We expect to expend approximately $50,000 in excess of the costs normally spent for solicitation of proxies in connection with the election of directors in the absence of a contest and the salaries and wages of regular employees involved in this solicitation. As of the date of these Proxy Materials, we have expended approximately $25,000 of this amount. All expenses in connection with this solicitation will be borne by the Corporation.

                      -----------------------------------

    THE ENCLOSED WHITE PROXY CARD SUPERSEDES AND REPLACES THE WHITE PROXY CARD PREVOIUSLY SET TO YOU. PLEASE DISCARD ALL PREVIOUS WHITE PROXY CARDS AND VOTE
   USING THE ENCLOSED WHITE PROXY CARD EVEN IF YOU HAVE PREVIOUSLY VOTED. YOUR VOTE FOR THE BOARD OF DIRECTORS' NOMINEES MUST BE MADE ON THE ENCLOSED WHITE
                                   PROXY CARD

                      -----------------------------------

                       VOTING AND REVOCABILITY OF PROXIES

     Execution of the WHITE proxy card will not in any way affect your right to attend the meeting and to vote in person. Any shareholder that executes a WHITE proxy card has the right to revoke it at any time before it is voted. A proxy may be revoked at any time before it is voted by written notice to the secretary of the Corporation or by executing a new proxy bearing a later date, or by voting in person at the meeting. A proxy, when executed and not so revoked, will be voted in accordance therewith.

                             PURPOSE OF THE MEETING

     The Annual Meeting is being held for the purpose of electing the Board of Directors of the Corporation, consisting of three (3) individuals.

                     SOLICITATION FOR THE BOARD OF DIRECTORS

THE ENCLOSE WHITE PROXY CARD IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ELECTION OF THE FOLLOWING INDIVIDUALS.

                                MR. JOHN W. ADAIR
                                MR. JALAL ALGHANI
                            DR. JOHN EFTEKHAR, PH. D.

WE ARE AWARE THAT A GROUP LED BY A FORMER EMPLOYEE OF THE CORPORATION AND DEFENDANT IN LITIGATION FILED BY THE CORPORATION IS SOLICITING PROXIES TO ELECT A DIFFERENT GROUP OF PERSONS TO THE BOARD OF DIRECTORS.

     YOUR VOTE IS IMPORTANT. CAREFULLY READ THE INFORMATION IN THESE PROXY MATERIALS BEFORE MAKING ANY DECISION REGARDING YOUR VOTE. WE RECOMMEND THAT YOU SIGN AND RETURN THE ENCLOSED WHITE PROXY CARD AS SOON AS POSSIBLE IN THE PREPAID ENVELOPE PROVIDED. IN THE EVENT THAT YOUR SHARES ARE HELD IN A BROKERAGE
ACCOUNT OR BY A NOMINEE, RETURN THE PROXY CARD INCLUDED WITH THESE PROXY MATERIALS TO THE BROKERAGE ACCOUNT WITH YOUR INSTRUCTIONS TO VOTE.

     This Proxy Statement is first sent or given to shareholders on July 12, 2002.

                                VOTING SECURITIES

RECORD  DATE

     The close of business on June 17th, 2002 has been established by the Board of Directors of the Corporation as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. As of June 17, 2002, the Corporation had outstanding 142,394,131 shares of common stock entitled to vote.

QUORUM

     The presence in person or by proxy of the holders of a majority of the outstanding shares of common stock is necessary to constitute a quorum at the meeting. If a quorum is not present, the meeting may be adjourned from time to time until a quorum is obtained. Broker non-votes, which may occur when you own stock in a brokerage account and fail to instruct the broker on how to vote the shares on certain proposals are not counted for the purposes of determining whether a quorum is present.

VOTE  REQUIRED  AND  EFFECT  OF  BROKER  NON-VOTES

     You are entitled to one vote for each share of common stock that you own for each position on the Board of Directors to be elected at the meeting. You are not entitled to cumulate your votes for directors. You may either vote FOR or WITHHELD for each nominee. A vote of WITHHELD is the same as an abstention from voting but is not a vote against the nominee. A vote of WITHHELD will be counted for the purpose of determining whether a quorum is present but will not be counted for the election of directors. If a quorum is present, the three nominees for director that receive the largest number of votes, though less than a majority of the shares represented in person or by proxy, will be elected to the Board of Directors. If you sign and return the WHITE proxy card but fail to designate how you wish it to be voted, the proxy will be voted FOR the election of the nominees for the Board of Directors set forth in this proxy statement. The persons named in the WHITE proxy card will vote upon any other business that properly come before the Annual Meeting in accordance with their best judgment.

                      -----------------------------------

     WE HAVE PROVIDED EACH OF THE SHAREHOLDERS ENTITLED TO VOTE AT THE MEETING A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31ST, 2001 WITH THESE PROXY MATERIALS. WE WILL PROVIDE EACH OF OUR SHAREHOLDERS A COPY OF THE EXHIBITS FILED WITH OUR ANNUAL REPORT UPON REIMBURSEMENT OF THE COSTS OF COPYING THEM. SUCH REQUESTS SHOULD BE DIRECTED TO: ADAIR INTERNATIONAL OIL AND GAS, INC.; 3000 RICHMOND AVENUE, SUITE 100; HOUSTON, TX 77098, ATTENTION: JOHN W. ADAIR, C.E.O.

                              BENEFICIAL OWNERSHIP

     The following table sets forth information with respect to shares of the outstanding common stock owned by our directors and executive officers and all persons we know to own more than 5% of our outstanding shares of common stock as of June 17, 2002. No director of nominee owns any shares of any of our subsidiaries except for director's qualifying shares. Except as set forth below, all persons listed in the following table own directly, and have sole voting and sole investment power with respect to the shares listed. The business address of each individual or group is the same as the business address of our principal executive offices.

     Name and Address                  Amount and Nature of
     of Beneficial Owner               Beneficial Ownership   Percent of Class
-------------------------------------  ---------------------  ----------------

DIRECTORS AND NOMINEES

     John W. Adair                             11,315,101                7.95%
     Jalal Alghani                             12,244,005(1)              8.6%
     Dr. John Eftekhar Ph. D                    1,198,000                   *

ALL DIRECTORS AND EXECUTIVE OFFICERS           24,757,106(1)            17.39%
(3 Persons)

*    Less  than  1%

(1) Includes 9,724,005shares owned directly, and 2,520,000 shares owned indirectly through a trust for the benefit of the daughter of Mr. Alghani.

     The following table sets forth the number of shares of common stock purchased or sold Mr. John W. Adair within the last two years. All purchases were with individual funds or in lieu of salaries.

            DATE    TRANSACTION   SHARES      DATE    TRANSACTION   SHARES
          01/05/00  Salary       1,085,687  09/13/01  Sold            36,667
          04/26/00  Salary          16,172  09/30/01  Salary         403,846
          05/01/00  Bought          30,000  10/15/01  Sold           145,500
          05/02/00  Bought          50,000  11/20/01  Sold           140,000
          05/03/00  Bought          32,700  11/27/01  Sold           242,000
          05/04/00  Bought           8,000  11/28/01  Sold           953,333
          05/08/00  Bought           3,500  12/11/01  Salary         465,555
          05/30/00  Salary          44,305  12/12/01  Sold            33,950
          08/29/00  Sold            44,444  12/14/01  Sold            23,000
          09/06/00  Salary          48,962  12/17/01  Sold           480,179
          09/15/00  Sold            90,767  12/19/01  Sold           347,000
          11/30/00  Salary          75,302  01/11/02  Sold            83,084
          12/05/00  Sold           238,541  01/14/02  Salary         308,508
          03/30/01  Salary         163,358  01/23/02  Sold            84,000
          05/23/01  Sold           100,000  02/07/02  Sold            38,833
          06/19/01  Sold           120,000  03/05/02  Sold            63,250
          07/02/01  Sold           178,150  03/07/02  Salary       1,185,629
          07/05/01  Sold            77,600  04/03/02  Sold           200,000
          07/23/01  Salary         278,409  04/09/02  Sold            33,333
          09/11/01  Sold           141,167  04/23/02  Salary         915,000

     The following table sets forth the number of shares of common stock purchased or sold Mr. Jalal Alghani within the last two years. All purchases were with individual funds or in lieu of salaries.

            DATE    TRANSACTION  SHARES     DATE    TRANSACTION   SHARES
          01/05/00  Salary       816,707  12/13/01  Salary         450,555
          04/26/00  Salary        16,172  12/14/01  Sold           121,429
          05/10/00  Bought         2,500  01/14/02  Salary         278,409
          05/17/00  Bought        10,000  01/16/02  Sold           166,667
          05/30/00  Salary        44,305  01/17/02  Sold            20,000
          06/13/00  Bought         8,500  01/28/02  Sold           520,000
          06/30/00  Bought        12,800  02/07/02  Sold           283,333
          07/14/00  Bought        12,500  02/11/02  Sold           400,000
          08/02/00  Bought        15,000  03/05/02  Sold         1,000,000
          08/14/00  Bought        16,280  03/07/02  Salary       1,493,225
          09/06/00  Salary        24,481  03/13/02  Sold           100,000
          09/06/00  Salary        24,481  03/13/02  Sold           216,667
          11/30/00  Salary       140,339  03/13/02  Sold           250,000
          01/14/01  Sold         700,000  03/22/02  Sold           333,333
          03/30/01  Salary       163,358  03/22/02  Sold           283,333
          06/13/01  Sold         333,333  03/25/02  Sold           250,000
          07/23/01  Salary       278,409  04/04/02  Sold           175,000
          09/30/01  Salary       578,846  04/09/02  Sold           125,000
          10/11/01  Sold         100,000  04/23/02  Salary       1,000,000
          10/29/01  Sold         120,000

     The following table sets forth the number of shares of common stock purchased or sold Dr. John Eftekhar within the last two years. All purchases were with individual fund.

            DATE    TRANSACTION  SHARES    DATE    TRANSACTION  SHARES
          01/11/01   Bought       5,000  05/23/01  Bought       35,000
          01/18/01   Bought       5,000  06/07/01  Bought       10,000
          04/05/01   Bought       5,000  06/08/01  Bought       20,000
          04/06/01   Bought       5,000  06/15/01  Bought       45,000
          04/18/01   Bought      20,000  06/18/01  Bought        5,000
          04/20/01   Bought      10,000  06/28/01  Bought       35,000
          04/27/01   Bought      10,000  07/02/01  Bought        5,000
          04/30/01   Bought       5,000  07/06/01  Bought       10,000
          05/02/01   Bought       5,000  07/10/01  Bought       10,000
          05/01/01   Bought      15,000  07/30/01  Bought        5,000
          05/02/01   Bought       5,000  07/31/01  Bought       30,000
          05/11/01   Bought      35,000  08/03/01  Bought       10,000
          05/14/01   Bought      30,000  08/04/01  Bought       50,000
          05/17/01   Bought      20,000  08/05/01  Bought       15,000

                              ELECTION OF DIRECTORS

     Our Board of Directors consists of three persons elected annually for a term of one year and until their successor is elected and qualified. The Board of Directors has nominated the following individuals for election to the Board of Directors, each of whom has indicated a willingness to serve as one of our directors if elected. WE RECOMMEND THAT YOU RETURN A WHITE PROXY CARD INDICATING YOUR VOTE FOR THE FOLLOWING NOMINEES EVEN IF YOU HAVE PREVIOUSLY MAILED A PROXY CARD. IF YOU WISH TO VOTE FOR THE BOARD OF DIRECTOR'S NOMINEES, DO NOT SIGN ANY OTHER PROXY CARD, EVEN TO WITHHOLD AUTHORITY. IF YOU HAVE PREVIOUSLY VOTED
USING  A  WHITE  PROXY  CARD,  PLEASE  RE-VOTE  USING  THE  ENCLOSED PROXY CARD.

NOMINEES

     JOHN W. ADAIR/DIRECTOR, CHAIRMAN & CEO (59): Mr. Adair has approximately twenty-five years experience in engineering and construction in the oil and gas industry. This experience includes exploration/production, oil refining, drilling, pipeline transportation, trading natural gas and international crude oil, mineral leases, royalty procedures, contracts, environmental reclamation and oil field fire fighting. Mr. Adair has been a director and Chief Executive officer of the Corporation since July 1997. From May 1995 until May 1997 Mr. Adair was President and Chief Executive Officer of Dresser Engineering Company, a multi-disciplined engineering company with extensive expertise in natural gas processing, pipelines, refineries, petrochemical projects, and civil engineering. Mr. Adair retired as a from the Naval Air Reserve with the rank of Captain and held a number of responsible positions including the Commanding Officer of the reservists aboard the aircraft carrier USS Carl Vinson. Mr. Adair is a decorated Vietnam War veteran and flew 200 combat missions while attached to the Air Wing Attack squadrons aboard USS Enterprise and USS America. He is a member of the Society of Petroleum Engineers. Mr. Adair received a B.A. and an M.A. from Northeastern State University where he was on the President's Honor Roll and Rho Theta Sigma Honor Society. Mr. Adair is actively involved in many organizations and community boards. Mr. Adair is a member of National Who's Who of Administrators & Executives. Mr. Adair served as Chairman of the Cherokee Nation Election Commission in 1999 and coordinated the Carter Foundation of former President Carter in conducting the recent tribal election. He currently is serving as Chairman of the Cherokee Nation Election Commission for its upcoming election.

     JALAL ALGHANI/DIRECTOR & CHIEF FINANCIAL OFFICER (42): Mr. Alghani has approximately 12 years experience in the oil and gas industry and approximately seven years experience in international and domestic commercial banking industry. Mr. Alghani has been a director of the Corporation since July 1997 and an officer of the Corporation since August 1997. From May 1995 to May 1997, Mr. Alghani was Vice President of the Western Region of Dresser Engineering Company. Mr. Alghani received a B.S. degree in Architecture and Urban Planning from the University of Southern California (USC) in 1983. He joined the Management Training Program of Bank of America, NA, and received an M.B.A.
equivalent  degree  in  Investment  Banking  from  Bank  of  America  in  1987.

     JOHN EFTEKHAR PHD/NOMINEE (50): Dr. Eftekhar, a Fellow of the American Society of Mechanical Engineers, is employed by The University of Texas at San Antonio and has approximately 23 years experience teaching various engineering and technical courses and consulting in connection with the development and review of power generation systems. Dr. Eftekhar's educational background includes a PhD. in 1983 and M.S. degree in 1979 in Mechanical Engineering from the University of Texas, Arlington, in Arlington, Texas. He began his teaching career in 1983 at Texas Tech University in Lubbock, Texas and continued his teaching career as an Assistant and then as an Associate Professor of Mechanical Engineering at the University of Texas, San Antonio (UTSA). He was the founding Director of the UTSA Machine Shop & Power Dynamics Systems Lab. In 1991 Dr. Eftekhar became Chairman of Mechanical Engineering at UTSA and has chaired various committees relating to energy conservation, safety and administrative matters. Dr. Eftekhar has over sixty publications related to engineering design, energy and power generation, thermal storage systems, measurements and instrumentation, non-destructive testing, expert systems, component design and evaluation, and accident reconstruction. Dr. Eftekhar has acted as a consultant to the United States Air Force in connection with systems design and evaluation.

MEETINGS  AND  COMMITTEES  OF  THE  BOARD  OF  DIRECTORS

     The Board of Directors does not have standing Audit, Nominating or Compensation Committees or other committees performing the same functions. The Board of Directors held three meetings during the last fiscal year. No director attended fewer than 75% of the meetings held during the period for which he was a member of the Board of Directors.

COMPENSATION  OF  THE  BOARD  OF  DIRECTORS

     The Company does not currently pay any cash director's fees, except for expenses incurred for attending the board meetings. The director's receive restricted stock of the Company as compensation.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers, directors and 10% shareholders to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Dr. Eftekhar was not required to file any reports under Section 16(a) of the Securities Exchange Act of 1934 during fiscal 2001. Mr. Adair filed 13 reports late, covering ___ transactions. Mr. Alghani filed 13 reports late, covering ___ transactions.

SOLICITATION  OF  PROXIES  IN  OPPOSITION  OF  BOARD  OF  DIRECTORS

     We are aware of a solicitation of proxies by the Shareholders Committed to Restoring Equity Group, Inc., a Texas non-profit corporation (the "SCORE Group"), in opposition of the nominees by the Board of Directors. The SCORE Group is led by Mr. Richard G. Boyce. Mr. Boyce was an employee of the Corporation responsible for, among other things, the development plan for Sabatain Block 20, Republic of Yemen. WE RECOMMEND THAT YOU DISCARD THE GOLD PROXY CARD SENT TO YOU BY THE SCORE GROUP FOR THE FOLLOWING REASONS:

     - THE SCORE GROUP IS LED BY MR. RICHARD W. BOYCE, A FORMER EMPLOYEE WHO WAS TERMINATED BY THE CORPORATION.

     - MR. RICHARD W. BOYCE, A NOMINEE BY THE SCORE GROUP FOR ELECTION TO THE BOARD OF DIRECTORS, IS A PARTY ADVERSE TO THE CORPORATION IN LITIGATION RELATING TO THE SABATAIN BLOCK 20, YEMEN REPUBLIC AND COULD NOT REPRESENT THE CORPORATION'S INTEREST IN SUCH LITIGATION.

     - MR. RICHARD W. BOYCE, A NOMINEE BY THE SCORE GROUP IS A DEFENDANT IN LITIGATION FILED BY THE CORPORATION RELATING TO HIS ACTIVITIES WHILE HE WAS AN EMPLOYEE OF THE CORPORATION AND COULD NOT REPRESENT THE CORPORATIONS INTEREST IN SUCH LITIGATION.

     - WITH THE EXCEPTION OF MR. BOYCE, THE NOMINEES BY THE SCORE GROUP FOR ELECTION TO THE BOARD OF DIRECTORS DO NOT OWN OF RECORD A SIGNIFICANT NUMBER OF SHARES OF COMMON STOCK


                               EXECUTIVE OFFICERS

     The following table sets forth certain information relating to our executive officers.

                         All Positions Currently                     Year First Elected
Name                     Held with the Corporation   Term of Office  to this Office
-----------------------  --------------------------  --------------  ------------------
John W. Adair            Chairman, C.E.O., Director               1                1997

Jalal Alghani            Vice Chairman, Secretary,                1                1997
                         C.F.O. and Director

     There exists no arrangement or understanding between any officer and any other person pursuant to which the officer was elected. All of the executive officers of the Corporation serve at the pleasure of the Board of Directors, and do not have fixed terms. Executive officers of the Corporation will be elected at the annual directors' meeting immediately following the Annual Meeting.

                                  REMUNERATION

     During calendar 2000, the Corporation changed its fiscal year end from May 31 to December 31 of each year. As a result, the fiscal period ended December 31, 2000 contains only seven months. The following table sets forth the aggregate compensation paid or accrued by us during each of the year ended December 31, 2001, the seven-month fiscal period ended December 31, 2000, and the twelve-month period ended May 31, 2000, to or for any individual that held the office of Chief Executive Officer during Fiscal 2001 and each of the other executive officers employed by us during Fiscal 2001 that received aggregate income in excess of $100,000 during any of the three fiscal periods.

                           SUMMARY COMPENSATION TABLE

                             ANNUAL COMPENSATION
                            --------------------
                                                   Restricted       Other
Name and Position   Year    Salary  Bonus  Other  Stock Awards   Compensation

John W. Adair      12/2001     -0-    -0-    -0-  $     240,000           -0-
CEO                12/2000     -0-    -0-    -0-         70,000           -0-
                    5/2000     -0-    -0-    -0-        120,000           -0-

Jalal Alghani      12/2001     -0-    -0-    -0-  $     240,000           -0-
CFO                12/2000     -0-    -0-    -0-         70,000           -0-
                    5/2000     -0-    -0-    -0-        120,000           -0-

Earl K. Roberts    12/2001     -0-    -0-    -0-  $     105,000           -0-
                   12/2000     -0-    -0-    -0-         70,000           -0-
                    5/2000     -0-    -0-    -0-        120,000           -0-

     We do not have any annuity, pension, retirement or similar plans or arrangements for future payments to any officer or director other than direct remuneration for services rendered in their capacities as officers, nor do we have any stock purchase, profit-sharing, thrift or similar plans.

                        TRANSACTIONS WITH RELATED PARTIES

     The Corporation agreed to issue and Messrs. Adair and Alghani agreed to accept restricted shares of common stock in lieu of a salary commencing January 2001. Pursuant to this agreement, the Corporation has issued to each of Messrs. Adair and Alghani restricted shares of common stock with a value of the date of issuance of $20,000 for each month since January 2001.

     Except for the agreement to issue restricted shares of common stock in lieu of salary, no director or nominee is, or within the last two years has been, a party to any contract, arrangement or understanding with any person with respect to any of our common stock; have, or within the last two year had, any direct or indirect beneficial interest in any transactions to which the Corporation is a party; have any arrangement or understanding with any person regarding employment by the Corporation or other transaction to which the Corporation will or may be a party.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has selected Malone & Bailey, PLLC as the Corporation's independent public accountants for the year ending December 31, 2002. A representative of Malone & Bailey, PLLC will be present at the Meeting and may make a statement if they desire to do so and will be available to respond to appropriate questions. The Corporation's former independent accountant was Jackson & Rhodes, P.C., who was replaced by the Board of Directors on February 4, 2002. The reports of the former independent accountant for the two previous fiscal years did not include an adverse opinion, disclaimer of opinion, or any other modification. There were no disagreements between the Corporation and the former independent accountants on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if unresolved, would have caused them to make reference to the subject matter of the disagreement in connection with their report.

     FEES AND INDEPENDENCE

     During fiscal 2001, the Corporation paid the following fees to Malone & Bailey, PLLC:

            AUDIT FEES:                                              $11,500

            FINANCIAL INFORMATION SYSTEMS DESIGN AND
            IMPLEMENTATION FEES:                                          $0

            ALL OTHER FEES:                                          $51,800

     The Board of Directors reviewed the fees paid to Malone & Bailey, PLLC and determined that the amount of such fees would not affect the independence of Malone & Bailey, PLLC.

                             SHAREHOLDERS PROPOSALS

     If you would like to have a proposal included in our Proxy Materials for the 2003 annual meeting, it must be received in writing at our executive offices on or before March 14, 2003. The bylaws of the Corporation do not establish a deadline by which proposals must be received to be acted upon at the 2003 annual meeting.

                                  OTHER MATTERS

     No other matter has been brought to the attention of the Board. If any other matters not mentioned in the proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to vote in accordance with their best judgment on such matters.

                                              By Order of the Board of Directors


                                                         John W. Adair
                                                         Chairman-CEO

July 12, 2002

                       ADAIR INTERNATIONAL OIL & GAS, INC.

                 ANNUAL MEETING OF SHAREHOLDERS - JULY 26, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                       OF
                       ADAIR INTERNATIONAL OIL & GAS, INC.

The undersigned hereby appoints John W. Adair and Jalal Alghani, and each of them, the attorneys and proxies of the undersigned (each with power to act without the other and with power of substitution) to vote, as designated on the reverse side, all shares of common stock, $0.00 par value, of Adair International Oil & Gas, Inc. which the undersigned may be entitled to vote at the Annual Meeting of Shareholders to be held at the Chase Center Auditorium, 600 Travis, Houston, Texas at 9:00 a.m. local time on the 26th day of July, 2002 and any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS MARKED ON THE REVERSE SIDE HEREOF. IF NO CHOICE IS MARKED, THE UNDERSIGNED GRANTS THE PROXIES DISCRETIONARY AUTHORITY WITH RESPECT TO THE ELECTION OF DIRECTORS AND ANY OTHER MATTER THAT COME BEFORE THE MEETING. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE.

Any proxy heretofore given by the undersigned with respect to such stock is hereby revoked. Receipt of the Notice of the Annual Meeting, Proxy Statement and Annual Report to Shareholders is hereby acknowledged.

(Please sign and date proxy on the reverse side and return in enclosed envelope)

PROPOSAL TO ELECT AS DIRECTORS of Adair International Oil & Gas, Inc. nominees for a one-year term or until their successors are elected and shall qualify.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING NOMINEES

                                                     Withheld
Election of Directors                         For     For All
                                              [ ]       [ ]
NOMINEES:
     JOHN W. ADAIR
     JALAL ALGHANI
     DR. JOHN EFTEKHAR

WITHELD FOR; (Write that nominee's name in the space provided below)


--------------------------------------------------------------------


Signature:
          ----------------------------
Signature:
          ----------------------------
Dated:                         ,  2002
       -----------------------

The signature on this Proxy should correspond exactly with shareholder's name as it appears hereon. In the case of joint tenancies, co-executors or co-trustees, both should sign.
Persons  signing  as  Attorney,  Executor,
Administrator, Trustee or Guardian should give their full title.

FRANKLIN, CARDWELL & JONES                                  1001 MCKINNEY
      A PROFESSIONAL CORPORATION                            18TH FLOOR
                                                            HOUSTON, TEXAS 77002



Via EDGAR Filing System

                                      July 9, 2002



United States Securities and Exchange Commission
Attention:  Michelle M. Anderson
450 Fifth Street, N.W.
Washington, D.C. 20549-0303

     RE:  ADAIR INTERNATIONAL OIL & GAS, INC.
          PRELIMINARY PROXY STATEMENT ON SCHEDULE 14A
          FILED ON JULY 2, 2002
          FILE NO.:  0-10056

Dear Ms. Anderson:

     This letter responds to your comments of July 5, 2002 to the Preliminary Proxy Statement on Schedule 14A filed by Adair International Oil & Gas, Inc. ("Adair") on July 2, 2002. Simultaneously with this letter, Adair is filing Revised Preliminary Proxy Materials with respect to the Annual Meeting of Shareholders to be held July 26, 2002 (the "Revised Preliminary Proxy Materials"). Based on our conversation of July 8, 2002, we are filing all changes as part of the Revised Preliminary Proxy Materials. A marked copy showing changes from the previously-filed Preliminary Proxy Materials is being sent to you via overnight delivery for your information.

     The following responses to your comments incorporate the same paragraph numbers as in your comment letter of July 5, 2002:

     1. The Revised Preliminary Proxy Materials state that a copy of Adair's Annual Report on Form 10-KSB has been provided to each shareholder entitled to notice of and to vote at the Annual Meeting. See changes to the boldface language on Page 2.

     2. The Revised Preliminary Proxy Materials include information relating to the expected costs of solicitation, purchases and sales of Adair common stock by the participants in the solicitation, and arrangements and understandings between the participants and Adair relating to the common stock. See changes to the

United States Securities and Exchange Commission
Attention:  Michelle M/ Anderson
Page 2 of 4
July 9, 2002


          introduction paragraph and to "Beneficial Ownership" and "Transactions with Related Parties".

     3. Under the applicable corporate law, there is no effect from an abstention in connection with the vote on directors that is different than a vote of "WITHHELD". We have added language to "Vote Required and Effect of Broker Non-votes" to address the effect of a WITHHELD vote. Since the effect of the WITHHELD vote is the same as an abstention, it is not necessary to add a provision on the Proxy to abstain from voting.

     4. Adair will provide supplemental information supporting the statements contained in its press releases and web site.

     5. The press release of June 11, 2002 has been removed from Adair's web site.

     6. The Revised Preliminary Proxy Materials delete the offending language. Adair does not admit that it lacks a reasonable factual foundation for the contents of the statements made in the Preliminary Proxy Materials but has elected to omit the language to avoid protracted discussions regarding the reasonableness of the factual basis for such statements.

     7. An error in the Summary Compensation Table was corrected and an introduction sentence added to "Executive Compensation" to clarify that Adair changed its fiscal year end from May 31 to December 31 in 2000.

     8. A new section titled "Transactions with Related Parties" was added to disclose the compensation arrangement with Messrs. Adair and Alghani. There are no other transactions between Adair and any officer, director or nominee for director, or their affiliates.

     9. The fee information required by Item 9(e) has been added. See "Independent Public Accountants".

     10. Adair's bylaws do not provide a deadline by which shareholder proposals must be submitted to be considered timely. We note that the provisions of Rule 14a-4(c) provide that a proxy may confer discretionary authority if the Adair did not have notice of the matter at least 45 days before the date on which Adair mails its proxy statement in the prior year. However, shareholder proposals submitted after that date would not be considered untimely.

     The Board of Directors of Adair has delayed the 2002 Annual Meeting to July 26, 2002, to allow both Adair and SCORE additional time to solicit proxies. There is no change in the record date for the meeting. A copy of the press release announcing the delay was filed as additional soliciting material under the cover of Schedule 14A simultaneously with the release.

United States Securities and Exchange Commission
Attention:  Michelle M/ Anderson
Page 2 of 4
July 9, 2002


Except as described above, Adair did not make any material changes to the Preliminary Proxy Materials.

     Please feel free to contact the undersigned with any comments and questions at (713) 425-3269.

                                                  Very  truly  yours,
                                                  Franklin, Cardwell & Jones



cc:   Adair International Oil and Gas, Inc.


LEW/rjg
Encls